                                                                       EXHIBIT D


                       AMERICAN INTERNATIONAL GROUP, INC.

                                    DIRECTORS




M. Bernard Aidinoff                Sullivan & Cromwell
                                   125 Broad Street
                                   New York, New York 10004

Lloyd M. Bentsen                   Verner Liipfert Bernhard McPherson & Hand
                                   2600 Texas Commerce Tower
                                   600 Travis Street
                                   Suite 2600
                                   Houston, Texas 77002

Pei-yuan Chia                      298 Bedford - Banksville Road
                                   Bedford, New York 10506

Marshall A. Cohen                  Cassels, Brock & Blackwell
                                   40 King Street West
                                   20th Floor
                                   Toronto, Ontario M5H 3C2

Barber B. Conable, Jr.             P.O. Box 218
                                   Alexander, New York 14005

Martin S. Feldstein                National Bureau of Economic
                                   Research, Inc.
                                   1050 Massachusetts Avenue
                                   Cambridge, Massachusetts 02138

Leslie L. Gonda                    International Lease Finance Corporation
                                   1999 Avenue of the Stars
                                   Los Angeles, California 90067

Evan G. Greenberg                  American International Group, Inc.
                                   70 Pine Street
                                   New York, New York 10270

M. R. Greenberg                    American International Group, Inc.
                                   70 Pine Street
                                   New York, New York 10270

Carla A. Hills                     Hills & Company
                                   1200 19th Street, N.W. - 5th Floor
                                   Washington, DC 20036

Frank J. Hoenemeyer                7 Harwood Drive
                                   Madison, New Jersey 07940

Edward E. Matthews                 American International Group, Inc.
                                   70 Pine Street
                                   New York, New York 10270

Dean P. Phypers                    220 Rosebrook Road
                                   New Canaan, Connecticut 06840

Howard I. Smith                    American International Group, Inc.
                                   70 Pine Street
                                   New York, New York 10270

Thomas R. Tizzio                   American International Group, Inc.
                                   70 Pine Street
                                   New York, New York 10270

Edmund S.W. Tse                    American International Assurance
                                   Co., Ltd.
                                   1 Stubbs Road
                                   Hong Kong

Frank G. Wisner                    American International Group, Inc.
                                   70 Pine Street
                                   New York, New York 10270

                       AMERICAN INTERNATIONAL GROUP, INC.

                               EXECUTIVE OFFICERS



M.R. Greenberg                     Chairman & Chief Executive Officer
70 Pine Street
New York, New York  10270

Thomas R. Tizzio                   Senior Vice Chairman - General
70 Pine Street                     Insurance
New York, New York  10270

Edward E. Matthews                 Vice Chairman - Investments &
70 Pine Street                     Financial Services
New York, New York  10270

Edmund S.W. Tse                    Vice Chairman - Life Insurance
American International
Assurance Co., Ltd.
1 Stubbs Road
Hong Kong

Frank G. Wisner                    Vice Chairman - External Affairs
70 Pine Street
New York, New York  10270

Evan G. Greenberg                  President & Chief Operating Officer
70 Pine Street                     70 Pine Street
New York, New York  10270          New York, New York  10270

Edwin A.G. Manton                  Senior Advisor
70 Pine Street
New York, New York  10270

John J. Roberts                    Senior Advisor
70 Pine Street
New York, New York  10270

Ernest E. Stempel                  Senior Advisor
70 Pine Street
New York, New York  10270

Kristian P. Moor                   Executive Vice President - Domestic
70 Pine Street                     General Insurance
New York, New York  10270

Robert B. Sandler                  Executive Vice President - Senior
70 Pine Street                     Casualty Actuary & Senior Claims
New York, New York  10270          Officer

Howard I. Smith                    Executive Vice President, Chief
70 Pine Street                     Financial Officer & Comptroller
New York, New York  10270

Ernest T. Patrikis                 Special Advisor to the Chairman
70 Pine Street
New York, New York  10270

William N. Dooley                  Senior Vice President - Financial
70 Pine Street                     Services
New York, New York  10270

Lawrence W. English                Senior Vice President -
70 Pine Street                     Administration
New York, New York  10270

Axel I. Freudmann                  Senior Vice President - Human
72 Wall Street                     Resources
New York, New York  10270

Win J. Neuger                      Senior Vice President & Chief
70 Pine Street                     Investment Officer
New York, New York  10270

Martin J. Sullivan                 Senior Vice President - Foreign
70 Pine Street                     General Insurance
New York, New York  10270

Florence A. Davis                  Vice President & General Counsel
70 Pine Street
New York, New York  10270

Robert E. Lewis                    Vice President & Chief Credit
70 Pine Street                     Officer
New York, New York  10270

Charles M. Lucas                   Vice President & Director of Market
70 Pine Street                     Risk Management
New York, New York  10270

Frank Petralito II                 Vice President & Director of Taxes
70 Pine Street
New York, New York  10270

Kathleen E. Shannon                Vice President, Secretary &
70 Pine Street                     Associate General Counsel
New York, New York  10270

John T. Wooster, Jr.               Vice President - Communications
70 Pine Street
New York, New York  10270

Carol A. McFate                    Treasurer
70 Pine Street
New York, New York  10270

                        STARR INTERNATIONAL COMPANY, INC.

                         EXECUTIVE OFFICERS & DIRECTORS



Houghton Freeman                   1880 Mountain Road, #14
Director                           Stowe, Vermont  05672

Evan G. Greenberg                  70 Pine Street
Director                           New York, New York 10270

M.R. Greenberg                     70 Pine Street
Director & Chairman of the         New York, New York  10270
Board

Joseph C.H. Johnson                American International Building
Director, President &              29 Richmond Road
Treasurer                          Pembroke HM08 Bermuda

Edwin A.G. Manton                  70 Pine Street
Director                           New York, New York  10270

Edward E. Matthews                 70 Pine Street
Director                           New York, New York  10270

L. Michael Murphy                  American International Building
Director, Vice President &         29 Richmond Road
Secretary                          Pembroke HM08 Bermuda

John J. Roberts                    70 Pine Street
Director                           New York, New York  10270

Robert M. Sandler                  70 Pine Street
Director                           New York, New York  10270

Ernest E. Stempel                  70 Pine Street
Director                           New York, New York  10270

Thomas R. Tizzio                   70 Pine Street
Director                           New York, New York  10270

Edmund S.W. Tse                    1 Stubbs Road
Director                           Hong Kong

                              THE STARR FOUNDATION

                         EXECUTIVE OFFICERS & DIRECTORS



M.R. Greenberg                     70 Pine Street
Director and Chairman              New York, New York 10270

T.C. Hsu                           70 Pine Street
Director and President             New York, New York 10270

Marion Breen                       70 Pine Street
Director and Vice                  New York, New York 10270
President

John J. Roberts                    70 Pine Street
Director                           New York, New York 10270

Ernest E. Stempel                  70 Pine Street
Director                           New York, New York 10270

Houghton Freeman                   1880 Mountain Road, #14
Director                           Stowe, Vermont 05672

Edwin A.G. Manton                  70 Pine Street
Director                           New York, New York 10270

Gladys Thomas                      70 Pine Street
Vice President                     New York, New York 10270

Frank Tengi                        70 Pine Street
Treasurer                          New York, New York 10270

Ida Galler                         70 Pine Street
Secretary                          New York, New York 10270

                             C.V. STARR & CO., INC.

                              OFFICERS & DIRECTORS



Houghton Freeman                   1880 Mountain Road, #14
Director                           Stowe, Vermont 05672

E.G. Greenberg                     70 Pine Street
Director & Executive Vice          New York, New York 10270
President

M.R. Greenberg                     70 Pine Street
Director, President & Chief        New York, New York 10270
Executive Officer

Edwin A.G. Manton                  70 Pine Street
Director                           New York, New York 10270

Edward E. Matthews                 70 Pine Street
Director & Senior Vice             New York, New York 10270
President

John J. Roberts                    70 Pine Street
Director                           New York, New York 10270

Robert M. Sandler                  70 Pine Street
Director & Vice President          New York, New York 10270

Howard I. Smith                    70 Pine Street
Director & Senior Vice             New York, New York 10270
President

Ernest E. Stempel                  70 Pine Street
Director                           New York, New York 10270

Thomas R. Tizzio                   70 Pine Street
Director & Senior Vice             New York, New York 10270
President

Edmund S.W. Tse                    1 Stubbs Road
Director & Senior Vice             Hong Kong
President

Gary Nitzsche                      70 Pine Street
Treasurer                          New York, New York 10270

Kathleen E. Shannon                70 Pine Street
Secretary                          New York, New York 10270

               THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

                                    DIRECTORS



Michael J. Castelli                American International Group, Inc.
                                   70 Pine Street
                                   New York, New York  10270

Evan G. Greenberg                  American International Group, Inc.
                                   70 Pine Street
                                   New York, New York  10270

M.R. Greenberg                     American International Group, Inc.
                                   70 Pine Street
                                   New York, New York  10270

David M. Hupp                      American International Group, Inc.
                                   70 Pine Street
                                   New York, New York  10270

Edwin A. Manton                    American International Group, Inc.
                                   70 Pine Street
                                   New York, New York  10270

Edward E. Matthews                 American International Group, Inc.
                                   70 Pine Street
                                   New York, New York  10270

Win J. Neuger                      American International Group, Inc.
                                   70 Pine Street
                                   New York, New York  10270

Theodore J. Rupley                 American International Group, Inc.
                                   70 Pine Street
                                   New York, New York  10270

Howard I. Smith                    American International Group, Inc.
                                   70 Pine Street
                                   New York, New York  10270

Thomas R. Tizzio                   American International Group, Inc.
                                   70 Pine Street
                                   New York, New York  10270

               THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

                               EXECUTIVE OFFICERS



Thomas R. Tizzio                   Chairman of the Board
70 Pine Street
New York, New York 10270

Theodore J. Rupley                 President
70 Pine Street
New York, New York 10270

Peg Birk                           Senior Vice President & General
70 Pine Street                     Counsel
New York, New York 10270

Michael J. Castelli                Senior Vice President & Treasurer
70 Pine Street
New York, New York 10270

David M. Hupp                      Senior Vice President
70 Pine Street
New York, New York 10270

George J. Marone                   Senior Vice President
70 Pine Street
New York, New York 10270

Vincent J. Masucci                 Senior Vice President
777 South Figueroa Street
Los Angeles, California 90017

Edward E. Matthews                 Senior Vice President
70 Pine Street
New York, New York 10270

Mark T. Willis                     Senior Vice President
500 West Madison Street
Chicago, Illinois 60661

Robert J. Beier                    Vice President
70 Pine Street
New York, New York 10270

John H. Blumenstock                Vice President
70 Pine Street
New York, New York 10270

Lawrence W. Carlstrom              Vice President
70 Pine Street
New York, New York 10270

John G. Colona                      Vice President
70 Pine Street
New York, New York 10270

Robert K. Conry                     Vice President
70 Pine Street
New York, New York 10270

Hans Denielsson                     Vice President
70 Pine Street
New York, New York  10270

Brian S. Frisch                     Vice President
70 Pine Street
New York, New York 10270

Kumar Gursahaney                    Vice President
70 Pine Street
New York, New York 10270

Harold S. Jacobowitz                Vice President
70 Pine Street
New York, New York 10270

Dee R. Klock                        Vice President
70 Pine Street
New York, New York 10270

Michael G. McCarter                 Vice President
70 Pine Street
New York, New York 10270

Christian M. Milton                 Vice President
70 Pine Street
New York, New York 10270

Win J. Neuger                       Vice President
70 Pine Street
New York, New York 10270

David B. Pinkerton                  Vice President
70 Pine Street
New York, New York 10270

Tobey J. Russ                       Vice President
70 Pine Street
New York, New York 10270

Elizabeth M. Tuck                   Secretary
70 Pine Street
New York, New York 10270

                          TRANSATLANTIC HOLDINGS, INC.

                                    DIRECTORS



James Balog                        2205 North Southwinds Boulevard
                                   Apartment 307
                                   Vero Beach, Florida 32963

Fred Bergsten                      Institute for International Economics
                                   11 DuPont Circle
                                   Suite 620
                                   Washington, DC 20036

Ikuo Egashira                      Nichido Fire & Marine Insurance Company,
                                   Limited
                                   No. 3-16, Ginza 5-Chome
                                   Chou-ku, Tokyo Japan

John Fowler                        1285 Avenue of the Americas
                                   New York, New York 10019

M.R. Greenberg                     American International Group, Inc.
                                   70 Pine Street
                                   New York, New York 10270

John J. Mackowski                  33 Wedgeon Lane
                                   Little Compton, Rhode Island 02837

Edward E. Matthews                 American International Group, Inc.
                                   70 Pine Street
                                   New York, New York 10270

Robert F. Orlich                   Transatlantic Holdings, Inc.
                                   80 Pine Street
                                   New York, New York 10005

Howard I. Smith                    American International Group, Inc.
                                   70 Pine Street
                                   New York, New York 10270

Thomas R. Tizzio                   American International Group, Inc.
                                   70 Pine Street
                                   New York, New York 10270

                          TRANSATLANTIC HOLDINGS, INC.

                               EXECUTIVE OFFICERS



M.R. Greenberg                     Chairman of the Board
70 Pine Street
New York, New York 10270

Robert F. Orlich                   Chief Executive Officer &
80 Pine Street                     President
New York, New York 10270

Steven S. Skalicky                 Chief Financial Officer &
80 Pine Street                     Controller
New York, New York 10270

Paul A. Bonny                      Senior Vice President
80 Pine Street
New York, New York 10270

Robert V. Mucci                    Senior Vice President
80 Pine Street
New York, New York 10270

Steven S. Skalicky                 Senior Vice President
80 Pine Street
New York, New York 10270

Javier E. Vijil                    Senior Vice President
80 Pine Street
New York, New York 10270

Donald R. Allard                   Vice President & General Counsel
80 Pine Street
New York, New York 10270


Elizabeth M. Tuck                  Secretary
70 Pine Street
New York, New York 10270

                          AIG GLOBAL INVESTMENT CORP.

                                   DIRECTORS


Colleen D. Baldwin            AIG Global Investment Corp.
                              175 Water Street
                              New York, New York 10038

Florence A. Davis             American International Group, Inc.
                              70 Pine Street
                              New York, New York 10270

Edward E. Matthews            American International Group, Inc.
                              70 Pine Street
                              New York, New York 10270

Win J. Neuger                 American International Group, Inc.
                              70 Pine Street
                              New York, New York 10270

                          AIG GLOBAL INVESTMENT CORP.

                               EXECUTIVE OFFICERS


Win J. Neuger                      Chairman of the Board and Chief
70 Pine Street                     Executive Director
New York, New York 10270

Colleen D. Baldwin                 Chief Operating Officer
175 Water Street
New York, New York 10038

Jeffrey W. Wilkie                  Chief Financial Officer
175 Water Street
New York, New York 10038

Kalman Mizei                       Chief Investment Officer
175 Water Street
New York, New York 10038

John H. Blevins                    Vice President
175 Water Street
New York, New York 10038

George D. Caffrey                  Vice President
175 Water Street
New York, New York 10038

William W. Fish                    Vice President
175 Water Street
New York, New York 10038

Roger B. Gorham                    Vice President
175 Water Street
New York, New York 10038

Thomas M. Lanza                    Vice President
175 Water Street
New York, New York 10038

Andrew R. Martin                   Vice President
175 Water Street
New York, New York 10038

Gregory E. Matthews                Vice President
175 Water Street
New York, New York 10038

Richard A. Mercante                Vice President
175 Water Street
New York, New York 10038


Lorraine H. Monchak                              Vice President
175 Water Street
New York, New York 10038

Kerry O'Sullivan                                 Vice President
175 Water Street
New York, New York 10038

Peter F. Smith                                   Vice President
175 Water Street
New York, New York 10038

Peter J. Tierney                                 Vice President
175 Water Street
New York, New York 10038

Jeffrey W. Wilkie                                Vice President
175 Water Street
New York, New York 10038

Elizabeth M. Tuck                                Secretary
70 Pine Street
New York, New York 10270

Jennifer A. Ianniello                            Assistant Secretary
70 Pine Street
New York, New York 10270

Richard J. D'Alessandri                          General Counsel
175 Water Street
New York, New York 10038

                   AIG GLOBAL INVESTMENT CORP. (IRELAND) LTD.

                         DIRECTORS & EXECUTIVE OFFICERS

Edward E. Matthews            American International Group, Inc.
Director                      70 Pine Street
                              New York, New York 10270

Colleen D. Baldwin            AIG Global Investment Corp.
Director                      175 Water Street
                              New York, New York 10038

I. Datwiler                   AIG Global Investment Corp.
Director                      (Ireland) Ltd.
                              AIG House, Merrion Road
                              Dublin 4, Ireland

William N. Dooley             American International Group, Inc.
Director                      70 Pine Street
                              New York, New York 10270

S. Hehir                      AIG Global Investment Corp.
Director                      (Ireland) Ltd.
                              AIG House, Merrion Road
                              Dublin 4, Ireland

E. Hennessy                   AIG Global Investment Corp.
Director                      (Ireland) Ltd.
                              AIG House, Merrion Road
                              Dublin 4, Ireland

Win J. Nueger                 American International Group, Inc.
Director                      70 Pine Street
                              New York, New York 10270

N. Sommerville                AIG Global Investment Corp.
Director                      (Ireland) Ltd.
                              AIG House, Merrion Road
                              Dublin 4, Ireland

AIG Asset Management          AIG House, Merrion Road
Services Ltd.                 Dublin 4, Ireland
Company Secretary